John Hancock Trust
Supplement dated September 24, 2010
to the Statement of Additional Information
dated May 3, 2010
The following paragraph is added to the section entitled “Policy Regarding Disclosure of Portfolio Holdings”:
Money Market Trust Portfolio Holdings Posted on a Website. Beginning in October 2010, portfolio information for each Money Market Trust will be posted monthly on the website below. Information that is current as of the last business day of a month will be posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information will include complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Beginning in December 2010, each Money Market Trust will report more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information will be made publicly available 60 days after the end of the month to which it pertains.
Money Market Trust Portfolio Holdings Website
www.johnhancock.com/moneymarket/rps.html